UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Cedar Ridge Unconstrained Credit Fund
(Investor Class:  CRUPX)
(Institutional Class:  CRUMX)

ANNUAL REPORT
November 30, 2015

Cedar Ridge Unconstrained Credit Fund
a series of Investment Managers Series Trust II

Table of Contents

Shareholder letter	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	18
Statement of Changes in Net Assets	19
Statement of Cash Flows	20
Financial Highlights	21
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	31
Supplemental Information	32
Expense Example	36

This report and the financial statements contained herein are provided for the general information of the shareholders of the Cedar Ridge Unconstrained Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.cedarridgepartners.com

CEDAR RIDGE PARTNERS, LLC
45 EAST PUTNAM AVENUE, SUITE 124 GREENWICH, CT 06830 203. 422-0080 203. 422-0768 (fax)

Cedar Ridge Unconstrained Credit Fund

Letter to Shareholders

December 31, 2015

Dear Shareholders:

We are pleased to provide this Letter to Shareholders discussing our annual update through and including November 30, 2015, for Cedar Ridge Unconstrained Credit Fund. The Fund’s investment objective is to generate total returns through the active management of a portfolio whose primary holdings consist of credit-related instruments available in the U.S. marketplace, including municipal bonds, high-yield and investment-grade corporate bonds, and preferred securities. The Fund employs a “credit long/short” investment strategy, purchasing undervalued securities to fulfill its long positions, and selling-short overpriced securities to generate returns and to hedge credit and interest rate risks.

We have managed “unconstrained credit” strategies in various forms for over eleven years. These have included private funds, separate accounts, and registered 1940-Act mutual funds. It is important to emphasize that in managing our fund offerings, we do not subscribe to managing “index funds”. Our investment approach is highly focused on fundamental and technical research and analysis across the fixed income markets. We remain highly committed to the proposition that fixed income should be a core component of every investor’s portfolio and strongly affirm our goal:

“To apply our expertise and experience to deliver meaningful total returns for our investors through intelligent and active fixed income management.”

Fund Performance

Markets do not respond well to “surprises” and the fixed income markets are no exception. The market has been engaged throughout 2015 in the Federal Reserve’s “will they”, “when will they” and the “my God why won’t they” raise rates? The last several months were no exception. The Fed’s “disclosure policies” and need for providing “transparency” in its decision-making have led to nothing more than market volatility, as market participants have lurched from FOMC (Federal Open Market Committee) meeting to FOMC meeting, as well as from Fed speaker to Fed speaker in an attempt to discern impending Fed actions. When the Fed said that decisions on rates would be “dependent on the data”, at least market participants could follow the data and avoid the “noise” emanating from the various Fed speakers. But of course after missing the rates cycle, the Fed now finds itself in the position where it must raise rates, notwithstanding the data, because they have told the market so. And that’s the real problem. The data, the status of the domestic economy and the status of the international economy warrant no Fed action. Prices in the oil patch and for industrial commodities remain at depressed levels, with oil prices falling further below $40 as a result of the recent OPEC meeting. Reduced gas prices and increased cigarette sales are not proving to generate a “multiplier effect” to domestic economic activity. US retail sales data point to reduced economic activity and recent Producer Price Index (PPI) results (-1.6%) show no signs of inflation. For the first time since 1994, the Federal Reserve and the European Central Bank (ECB) are following different paths; with the Fed’s December decision to start hiking interest rates, at the same time that the European Union (EU) has again cut its 2016 growth and inflation outlook with renewed calls for more quantitative easing. The US dollar continues to strengthen versus other currencies, placing more stress on US exports, further dampening US growth prospects. And notwithstanding its action on rates, the Fed continues its balance sheet reinvestment policy on maturing securities and interest; therefore despite the Fed rhetoric, Quantitative Easing (QE) remains in place in the US.

Cedar Ridge Unconstrained Credit Fund Letter to Shareholders
December 30. 2015

At mid-year we projected that, as these factors relate to the US capital markets, the liquidity in the high yield and corporate debt markets (given the sheer growth in the markets since 2008) could become an issue with the diminished dealer capital commitments. We saw these factors unfold in August and September as the equity and high yield credit markets dove almost into freefall. As it relates to the underpinning for equity valuations, hopefulness for more Fed QE, ECB bond buying, et al has never been a great strategy.

Within the low rate environment of 2015, municipal bonds have been one of the bright spots. For the year through November 30, municipal bond indices were positive, as the Barclays Municipal Bond Index posted a 2.58% return, and the Barclay’s High Yield Municipal Index posted a 1.65% return. Elsewhere in fixed income, the Barclays US Credit Index posted a negative 0.01% return, while the Barclays US High Yield Index posted a negative 2.00% return. Municipal bonds have been out-performing US Treasury securities during the recent run-up in interest rates. Where the 30-year “AAA” Municipal/ UST ratio exceeded 115% earlier this year, it currently resides at 95.95%. Mutual fund inflows into municipal bonds have been a positive $10.6 billion on the year (thru 12/9). The Fund maintains core holdings of both tax-exempt and taxable municipal bonds, although the Fund does not tend to take exposures across all municipal bond credit subsectors. Traditionally, the Fund has held exposures in airport, energy, healthcare, tobacco-settlement securities, toll roads, transportation, and utilities. In addition, the Fund has held exposures in the credits of certain territories, including certain credits of the Commonwealth of Puerto Rico. Notably, the Advisor has not sought to establish Fund exposures in the credits of the City of Chicago or those of the State of Illinois.

Tobacco-settlement securities have performed quite well throughout 2015, generating positive returns through November 30 of over 14%. Most Puerto Rico credits are under distress, as the Commonwealth seeks to work through a potential restructuring of its outstanding debt without access to a capability to file for bankruptcy, and in the midst of a depressed economic environment on the Island. On September 2, the Puerto Rico Electric Power Authority (PREPA) announced a tentative agreement with a group of bondholders that would seek to restructure certain of PREPA’s outstanding indebtedness. Under terms of the tentative deal, the bondholders would agree to a 15% “haircut” on PREPA’s outstanding indebtedness. A subsequent Restructuring Support Agreement has been executed and awaits certain actions by the Puerto Rico legislature. Other potential restructuring endeavors are underway, including possible Congressional action. While volatile and subject to daily “headline risk”, we continue to view Puerto Rican holdings as opportunistic and capable of generating material positive total returns for the Fund.

As measured using Institutional Share (CRUMX) through November 30, 2015, the Fund return over the trailing one year period was -1.80% vs .97% for the Barclays Aggregate Index. Through November 30, 2015, the Fund return year-to-date was -2.15% vs 0.88% for the Barclays Aggregate Index. For the trailing one year period and the year-to-date period through November 30, 2015, the Fund’s performance was negatively impacted by long positions in energy, basic materials, utilities, financials and communications, and by short positions in U.S. Treasuries and consumer non-cyclicals. The drag from these sectors partially offset by gains from long positions in municipal tobacco, water, infrastructure development and transportation, and from short positions in energy, basic materials and consumer cyclicals. Since inception through November 30, 2015, the Fund’s annualized return was 4.40% vs 3.38% for the Barclays Aggregate Index. Finally it is by intention that the Fund’s returns are often uncorrelated to most other investment strategies, even those normally viewed as peers. Case in point, note the Fund’s performance from October 31, 2015 to December 31, 2015, up +1.99%, compared with the return for the Barclays Aggregate Index, down -0.59%, during this period.

Cedar Ridge Unconstrained Credit Fund Letter to Shareholders
December 30. 2015

The Fund ended the period with $50.07 million in Assets Under Management (AUM). The period ending portfolio was comprised of long positions in municipal bonds (88%) and corporate bonds (34%), and short positions in U.S. Treasury securities (24%) and corporate bonds (25%). The top 5 long sectors were Tobacco Settlement (22.4%), Development (15.59%), General (14.9%), Financials (11.4%) and Water (8.68%).

The fixed income sectors in which the Fund holds exposures have remained volatile since inception. As a result, the daily “ebb and flow” associated with the Fund’s long/short mandate and within the municipal bond, corporate bond and high yield markets tends to lead to a volatility profile over the subject timeframe that has been a bit higher than these peers. This is not unexpected, as the ramp up of the Fund has taken place to its current AUM, and we believe over time the Fund returns have and will continue to justify the risks. While year to date the Fund has lagged certain peers and benchmarks, recent performance has shown a marked improvement. For example, during the market turmoil in August and September 2015, the Fund significantly outperformed both equities and high yield bonds in terms of performance and volatility. The Fund also outperformed its benchmark by 0.44% during this period, and exhibited much of the low/negative correlation performance aspects as it is designed to do, all during a period where markets have been negatively impacted by volatility in the global and US credit markets. Now that the Federal Reserve has initiated a tightening cycle (i.e. raising short-term interest rates) we believe the Fund strategy and portfolio construction is set up well for this outcome. Many of the credit specific situations held by the Fund, both long and short, continue to evolve, and we have expectations for meaningful positive total returns in the coming months.

Current Market Environment

Fixed Income Markets Outlook. The following is a list of a series of key macro-economic factors currently in play that are having major impacts on the fixed income markets:

Economic Growth- Economic conditions in the US are not buoyant, as the Federal Reserve continues to reduce its own future growth forecasts. Growth averaging below 3% for the foreseeable future should not be heart-warming, particularly for those seeking work, and now a pattern for this recovery. Europe is likely in recession, and China, India and Brazil all showing signs of economic weakness, GDP growth in 2015 for the US economy will likely be sub-2.50%.

Inflation- Given the extent of Fed liquidity measures and its pronounced focus on “re-flating” the economy, we remain somewhat surprised that inflation has been held at bay. We remind readers that higher inflation will not cause economic growth; it is a result of higher prices for goods and services, so a higher inflation target itself is not a policy solution to our economic issues. That said, given the Fed’s “reflation” bias, we remain quite willing to be early to the inflation trade and do not trust that the Fed will not eventually overshoot its own 2% inflation bound.

Cedar Ridge Unconstrained Credit Fund Letter to Shareholders
December 30. 2015

Crude Oil- At November 30, 2015, crude was trading at $41.65, down 61% from the $107.26 peak in June 2014. Given Saudi Arabia’s stated intentions on continuing to pump at lower prices, as well as the likelihood that domestic producers in the US will also continue pumping as they become more efficient and lower costs, we seem to be in a place where oil supplies will continue to administer downward pressures on prices. As Exploration & Production companies’ hedges start to roll-off in a meaningful way in the second half of 2015 and into 2016, and their banks reassess collateral lending metrics during the fall semi-annual re-determination period, we expect continued heightened distress in the sector. Moreover, since crude oil is priced in $US, US Dollar strength is serving as a pricing “turbocharger” having a detrimental impact on local currencies world-wide. Those oil based economies that thrived when oil prices exceeded $120 are facing the prospects that the dynamics of the oil markets have changed dramatically. We may be witnessing a new global shakeout as a result of oil economics, and we can expect political and societal “shake-outs” may also come to the fore. OPEC’s recent meeting ended without consensus on production quotas and has placed even more pressure on the supply side, causing oil prices to fall further into the mid-$30’s.

Low Rates- The continued volatility throughout the capital markets, in conjunction with the sheer size of stimulus from central banks have placed the credit markets at an interesting juncture. Any “good” credit has raised capital at generational low levels of interest, and in turn investors are receiving generational low levels in interest payments. Rates on ten year government obligations across the globe are low; Japan 0.30%, Germany 0.52%, France 0.86%, Italy 1.48%, Spain 1.67% and US 2.14%. Despite varying market expectations, the ECB seems to have clearly communicated a policy commitment to unlimited stimulus until growth and 2% inflation return to the Eurozone. Likewise, Central Banks around the world, excluding the US, are in stimulus mode. Against this backdrop of globally low interest rates, we expect there to be a ceiling on US rates in the near and medium term, regardless if the Fed raises its target funds rate.

US Politics- 2016 is an election year and we have already seen the blizzard of media coverage and advertisements. We stand ready to evaluate each candidate fully as they outline their vision and strategy for America’s future, as well as the role of government in our society, and would encourage a return to focusing on pro-growth strategies for the economy and tax reform. That said, we will look for any guidance from the campaigns or from Congress itself concerning potential “rewrites” of federal tax law that could have an impact on municipal bonds.

Terrorism- In the wake of recent horrific attacks in Paris and San Bernardino, we can expect that such events can have impacts on the markets at any time. As such, they will likely add further volatility to both the equity and fixed income markets.

Our Response to Conditions in the Markets. We should also emphasize that despite the Fed’s predisposition to hold the federal funds rate at about zero since 2008, we have continued to run hedged positions in our fund portfolios. We are not long-only managers. In order to implement the Fund’s total return strategy we may take both long and short positions in high grade and high yield corporate bonds, and long positions in municipal bonds and preferred securities, as well as implement certain interest-rate hedging devices including shorting US Treasury securities. It is important to note that our approach across the high grade and high yield corporate and municipal bond markets is to focus on particular sub-sectors in which we have both credit and trading expertise and which we believe will deliver meaningful total returns for our investors. Therefore, by design, the performance of the portfolios will often track independently of any particular broad corporate or municipal bond index. Furthermore, we manage the portfolios on a dynamic basis and will adjust the mix of sub-sector allocations based on market, credit and liquidity considerations.

Cedar Ridge Unconstrained Credit Fund Letter to Shareholders
December 30. 2015

There has been much discussion recently about the lack of liquidity in the fixed income markets generally, and how certain sectors will behave during periods of volatility. We have been focused on this issue for quite a while and have constructed the portfolios to take advantage of the opportunities created by such market conditions. We expect to modify hedge ratios on a dynamic basis and we are prepared to endure the costs associated with the strategy despite the fact in the recent environment it seems that rates may never rise. Throughout our history we have navigated periods of rising rates quite effectively, and particularly out-performed long-only managers during such periods. It does get maddening at times to hold short positions, but our convictions are that the Fed will not get it exactly right and that various events may conspire through significant price volatility to lift rates and spreads, so we have preferred to be early rather than late to the inflation trade. In addition, we believe the economic and credit markets are late in their cycles, with potentiality significant downside risks. We have already begun to see this manifest in certain sectors, like energy and commodities. Importantly, short positions in those sectors have been meaningful contributors to returns in recent months. While shorts can result in some performance drag, we believe these positions help us to produce compelling non-correlated returns in both the current environment and over the course of the cycle.

Conclusion

Cedar Ridge would like to thank UMB and MFAC for serving as our partners in successfully completing a two-year track record for the Fund. We have been managing “long/short opportunistic credit strategies for over eleven years and we are pleased to continue to offer our expertise, in partnership with them, directly to our public mutual fund shareholders. As always, please reach out to us by telephone or email if you have any questions or comments.

The views in this letter were as of November 30th and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Cedar Ridge Unconstrained Credit Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Barclays Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Barclays Aggregate Bond Index which used to be called the “Lehman Aggregate Bond Index,” is a broad based index, maintained by Barclays Capital, which took over the index business of the now defunct Lehman Brothers, and is often used to represent investment grade bonds being traded in the United States. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of November 30, 2015	1 Year	Since Inception	Inception Date
Investor Class	-2.04%	4.20%	12/12/13
Institutional class	-1.80%	4.40%	12/12/13
Barclays Aggregate Bond Index	0.97%	3.38%	12/12/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 550-5090.

Gross and net expense ratios for the Investor Class shares were 4.16% and 2.72% respectively, and for the Institutional Class shares were 3.91% and 2.47% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.64% and 1.39% of the average daily net assets of Investor Class and Institutional Class shares of the Fund, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until April 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending of three full fiscal years following the fiscal year in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2015

Principal Amount		Value

	CORPORATE BONDS – 34.2%
	COMMUNICATIONS – 2.9%
$500,000	Intelsat Jackson Holdings S.A. (Luxembourg) 7.250%, 10/15/2020[1,2,3]	$417,500
500,000	Intelsat Luxembourg S.A. (Luxembourg) 7.750%, 6/1/2021[1,2,3]	195,000
750,000	Verizon Communications, Inc. 5.150%, 9/15/2023[3]	838,378
		1,450,878
	CONSUMER DISCRETIONARY – 7.6%
500,000	Caesars Entertainment Resort Properties LLC 8.000%, 10/1/2020[1,3]	485,000
1,500,000	Gap, Inc. 5.950%, 4/12/2021[1,3]	1,571,578
	General Motors Co.
500,000	6.250%, 10/2/2043[3]	538,422
250,000	5.200%, 4/1/2045[3]	238,221
1,000,000	Signet UK Finance PLC (United Kingdom) 4.700%, 6/15/2024[1,2,3]	994,596
		3,827,817
	CONSUMER STAPLES – 4.1%
1,000,000	CVS Health Corp. 4.750%, 12/1/2022[1,3,4]	1,080,110
1,000,000	Kroger Co. 2.950%, 11/1/2021[1,3]	992,178
		2,072,288
	ENERGY – 1.1%
750,000	Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC 9.250%, 6/1/2021[1,3]	118,125
500,000	Talisman Energy, Inc. (Canada) 6.250%, 2/1/2038[2,3]	409,787
		527,912
	FINANCIALS – 10.3%
1,000,000	Ally Financial, Inc. 8.000%, 11/1/2031[3]	1,192,500
1,008,000	American Capital Ltd. 6.500%, 9/15/2018[1,3,4]	1,042,020
1,000,000	Communications Sales & Leasing, Inc. / CSL Capital LLC 8.250%, 10/15/2023[1,3]	890,000
500,000	Kimco Realty Corp. 4.250%, 4/1/2045[1,3]	463,605
500,000	MBIA Insurance Corp. 11.581%, 1/15/2033*1, 3, 4	155,000

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$500,000	PNC Preferred Funding Trust II 1.560%, 3/29/2049[1,3,4,5]	$448,125
750,000	Puerto Rico Conservation (Puerto Rico) 6.500%, 4/1/2016*1, 2, 3, 6	292,500
1,000,000	SquareTwo Financial Corp. 11.625%, 4/1/2017[1,3]	660,000
		5,143,750
	INDUSTRIALS – 1.4%
780,000	CEVA Group PLC (United Kingdom) 4.000%, 5/1/2018[1,2,3,4]	672,750

	MATERIALS – 5.3%
1,000,000	Ball Corp. 5.000%, 3/15/2022[3]	1,013,500
500,000	Barrick Gold Corp. (Canada) 4.100%, 5/1/2023[2,3]	439,976
550,000	Barrick International Barbados Corp. (Barbados) 6.350%, 10/15/2036[2,3,4]	478,551
1,000,000	Cliffs Natural Resources, Inc. 5.900%, 3/15/2020[3]	260,000
750,000	Momentive Performance Materials, Inc. 3.880%, 10/24/2021[1,3]	480,000
		2,672,027
	UTILITIES – 1.5%
500,000	GenOn Americas Generation LLC 8.500%, 10/1/2021[3]	425,000
1,000,000	Texas Competitive Electric Holdings Co. LLC 11.500%, 10/1/2020*1, 3, 4, 6	347,500
		772,500
	TOTAL CORPORATE BONDS (Cost $20,032,062)	17,139,922

	MUNICIPAL BONDS – 86.6%
	AIRPORT – 1.7%
500,000	City of Houston TX Airport System Revenue 5.000%, 7/1/2029[1,3]	535,240
275,000	New Jersey Economic Development Authority 5.250%, 9/15/2029[1,3]	299,018
		834,258
	DEVELOPMENT – 15.6%
250,000	Build NYC Resource Corp. 5.000%, 1/1/2035[1,3,4]	266,513

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2015

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	DEVELOPMENT (Continued)
$1,000,000	City & County of Denver CO 5.250%, 10/1/2032[1,3]	$1,029,600
500,000	Indiana Finance Authority 5.000%, 7/1/2048[1,3]	519,135
835,000	Kentucky Economic Development Finance Authority 6.375%, 6/1/2040[1,3]	954,363
410,000	Louisiana Local Government Environmental Facilities & Community Development Authority 6.500%, 8/1/2029[1,3]	481,324
500,000	New York City Industrial Development Agency 7.750%, 8/1/2031[1,3,5]	523,635
	New York Liberty Development Corp.
500,000	5.375%, 11/15/2040[1,3,4]	523,670
750,000	7.250%, 11/15/2044[1,3,4]	897,495
500,000	Ohio Air Quality Development Authority 3.100%, 3/1/2019[3,5]	498,610
750,000	Parish of St. Charles LA 4.000%, 6/1/2022[3,5]	799,432
1,200,000	Virginia Small Business Financing Authority 5.500%, 1/1/2042[1,3]	1,299,552
		7,793,329
	FACILITIES – 1.2%
500,000	Territory of Guam 7.000%, 11/15/2039[1,3]	613,285

	GENERAL – 14.9%
400,000	Puerto Rico Public Finance Corp. 5.500%, 8/1/2031*1, 3, 6	48,000
	Puerto Rico Sales Tax Financing Corp.
850,000	5.500%, 8/1/2028[1,3]	371,875
400,000	5.250%, 8/1/2040[1,3]	247,040
1,000,000	SA Energy Acquisition Public Facility Corp. 5.500%, 8/1/2025[3]	1,202,710
500,000	Salt Verde Financial Corp. 5.000%, 12/1/2032[3]	570,555
1,000,000	State of Wisconsin 6.000%, 5/1/2036[1,3]	1,144,410
1,000,000	Texas Municipal Gas Acquisition & Supply Corp. I 6.250%, 12/15/2026[3]	1,221,140
740,000	Texas Municipal Gas Acquisition & Supply Corp. III 5.000%, 12/15/2032[1,3]	801,464
	Virgin Islands Public Finance Authority
700,000	5.250%, 10/1/2029[1,3]	772,996

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2015

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	GENERAL (Continued)
	Virgin Islands Public Finance Authority (Continued)
$1,045,000	5.000%, 10/1/2039[1,3]	$1,101,451
		7,481,641
	GENERAL OBLIGATION – 1.5%
1,000,000	Commonwealth of Puerto Rico 8.000%, 7/1/2035[1,3]	727,500

	HIGHER EDUCATION – 1.0%
500,000	New York State Dormitory Authority 5.000%, 5/1/2038[1,3]	525,230

	MEDICAL – 6.8%
1,100,000	Denver Health & Hospital Authority 5.000%, 12/1/2039[1,3]	1,182,423
500,000	Johnson City Health & Educational Facilities Board 6.500%, 7/1/2038[1,3]	575,240
650,000	Maryland Health & Higher Educational Facilities Authority 5.250%, 7/1/2034[1,3]	717,918
	Philadelphia Hospitals & Higher Education Facilities Authority
250,000	6.250%, 7/1/2023[1,3]	263,095
250,000	5.500%, 7/1/2026[1,3]	258,538
345,000	Washington Health Care Facilities Authority 6.375%, 10/1/2036[1,3]	388,418
		3,385,632
	POLLUTION – 1.3%
550,000	County of Lowndes MS 6.800%, 4/1/2022[3]	676,737

	POWER – 3.9%
	Puerto Rico Electric Power Authority
960,000	5.000%, 7/1/2037[1,3]	624,000
500,000	5.500%, 7/1/2038[1,3]	325,000
785,000	5.250%, 7/1/2040[1,3]	510,250
775,000	7.000%, 7/1/2043[1,3]	503,750
		1,963,000
	TOBACCO SETTLEMENT – 22.4%
	Buckeye Tobacco Settlement Financing Authority
1,000,000	5.125%, 6/1/2024[1,3]	896,830
1,500,000	5.875%, 6/1/2047[1,3]	1,288,215
1,400,000	California County Tobacco Securitization Agency 0.000%, 6/1/2046*1, 3	115,206
300,000	Erie Tobacco Asset Securitization Corp. 6.000%, 6/1/2028[1,3]	299,982

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2015

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	TOBACCO SETTLEMENT (Continued)
$2,000,000	Golden State Tobacco Securitization Corp. 5.125%, 6/1/2047[1,3]	$1,689,420
	Iowa Tobacco Settlement Authority
200,000	5.600%, 6/1/2034[1,3]	198,182
1,000,000	5.625%, 6/1/2046[1,3]	966,780
1,595,000	Northern Tobacco Securitization Corp. 5.000%, 6/1/2046[1,3]	1,322,957
1,000,000	Tobacco Securitization Authority of Southern California 5.125%, 6/1/2046[1,3]	890,940
	Tobacco Settlement Financing Corp.
35,000	4.500%, 6/1/2023[1,3]	35,505
1,500,000	4.625%, 6/1/2026[1,3]	1,485,855
1,500,000	5.000%, 6/1/2041[1,3]	1,210,515
800,000	6.706%, 6/1/2046[1,3]	617,312
225,000	TSASC, Inc. 5.125%, 6/1/2042[1,3]	204,008
		11,221,707
	TRANSPORTATION – 7.6%
600,000	Foothill-Eastern Transportation Corridor Agency 5.750%, 1/15/2046[1,3]	696,024
500,000	Kentucky Public Transportation Infrastructure Authority 5.750%, 7/1/2049[1,3]	554,970
500,000	Puerto Rico Highways & Transportation Authority 5.250%, 7/1/2038[3]	433,750
	Texas Private Activity Bond Surface Transportation Corp.
500,000	7.000%, 12/31/2038[1,3]	622,390
530,000	6.750%, 6/30/2043[1,3]	646,330
800,000	Virginia Small Business Financing Authority 5.000%, 7/1/2034[1,3]	838,800
		3,792,264
	WATER – 8.7%
	County of Jefferson AL Sewer Revenue
1,000,000	6.000%, 10/1/2042[1,3]	1,132,550
1,100,000	0.000%, 10/1/2046*1, 3	759,935
250,000	6.500%, 10/1/2053[1,3]	288,940
850,000	County of Owen KY 6.250%, 6/1/2039[1,3]	957,848
	Puerto Rico Commonwealth Aqueduct & Sewer Authority
500,000	5.000%, 7/1/2017[3]	410,035
375,000	5.000%, 7/1/2019[3]	280,354

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2015

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	WATER (Continued)
	Puerto Rico Commonwealth Aqueduct & Sewer Authority (Continued)
$755,000	5.750%, 7/1/2037[1,3]	$515,287
		4,344,949
	TOTAL MUNICIPAL BONDS (Cost $42,955,537)	43,359,532

Number of Shares

	PREFERRED STOCKS – 1.1%
	FINANCIALS – 1.1%
22,746	American Homes 4 Rent 5.500%, 12/31/2049[1,3,5]	571,607

	TOTAL PREFERRED STOCKS (Cost $570,840)	571,607

	SHORT-TERM INVESTMENTS – 10.6%
4,277,375	Federated Prime Obligations Fund, 0.14%[7]	4,277,375
1,016,528	Fidelity Institutional Tax-Exempt Portfolio, 0.01%[7]	1,016,528

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,293,903)	5,293,903

	TOTAL INVESTMENTS – 132.5% (Cost $68,852,342)	66,364,964
	Liabilities in Excess of other assets – (32.5)%	(16,272,919)

	TOTAL NET ASSETS – 100.0%	$50,092,045

Principal Amount

	SECURITIES SOLD SHORT – (49.5)%
	CORPORATE BONDS – (24.8)%
	COMMUNICATIONS – (3.3)%
$(500,000)	Altice Luxembourg S.A. (Luxembourg) 7.750%, 5/15/2022[1,2,4]	(467,500)
(500,000)	AT&T, Inc. 4.750%, 5/15/2046[1]	(468,374)
(250,000)	Sprint Corp. 7.875%, 9/15/2023	(201,250)
(500,000)	Viacom, Inc. 4.250%, 9/1/2023[1]	(495,523)
		(1,632,647)
	CONSUMER DISCRETIONARY – (4.9)%
(250,000)	1011778 B.C. ULC / New Red Finance, Inc. (Canada) 6.000%, 4/1/2022[1,2,4]	(259,375)

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2015

Principal Amount		Value

	SECURITIES SOLD SHORT (Continued)
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$(750,000)	Ford Motor Co. 4.750%, 1/15/2043	$(718,313)
(1,000,000)	Kohl's Corp. 3.250%, 2/1/2023[1]	(964,827)
(500,000)	Netflix, Inc. 5.875%, 2/15/2025[4]	(516,875)
		(2,459,390)
	CONSUMER STAPLES – (3.7)%
(1,000,000)	BI-LO LLC / BI-LO Finance Corp. 9.250%, 2/15/2019[1,4]	(1,017,500)
(300,000)	Clorox Co. 3.050%, 9/15/2022[1]	(297,300)
(500,000)	CVS Health Corp. 3.500%, 7/20/2022[1]	(513,502)
		(1,828,302)
	ENERGY – (2.5)%
(1,000,000)	Denbury Resources, Inc. 5.500%, 5/1/2022[1]	(620,000)
(500,000)	Devon Energy Corp. 4.750%, 5/15/2042[1]	(435,839)
(500,000)	SandRidge Energy, Inc. 8.750%, 6/1/2020[1,4]	(190,000)
		(1,245,839)
	FINANCIALS – (2.5)%
(400,000)	Citigroup, Inc. 3.750%, 6/16/2024	(410,654)
(1,000,000)	Navient Corp. 5.875%, 10/25/2024	(852,500)
		(1,263,154)
	HEALTH CARE – (1.9)%
(1,000,000)	CHS/Community Health Systems, Inc. 6.875%, 2/1/2022[1]	(967,500)

	INDUSTRIALS – (1.3)%
(750,000)	Caterpillar, Inc. 3.803%, 8/15/2042	(674,609)

	MATERIALS – (3.2)%
(250,000)	EI du Pont de Nemours & Co. 2.800%, 2/15/2023	(240,783)

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2015

Principal Amount		Value

	SECURITIES SOLD SHORT (Continued)
	CORPORATE BONDS (Continued)
	MATERIALS (Continued)
$(500,000)	Freeport-McMoRan, Inc. 3.875%, 3/15/2023[1]	$(336,250)
(500,000)	INEOS Group Holdings S.A. (Luxembourg) 5.875%, 2/15/2019[1,2,4]	(497,500)
(500,000)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/2020[1]	(512,500)
		(1,587,033)
	TECHNOLOGY – (0.5)%
(250,000)	Apple, Inc. 2.400%, 5/3/2023	(244,216)

	UTILITIES – (1.0)%
(500,000)	NRG Energy, Inc. 7.875%, 5/15/2021[1]	(498,750)

	TOTAL CORPORATE BONDS (Proceeds $13,223,230)	(12,401,440)

	U.S. TREASURY SECURITIES – (24.7)%
(1,500,000)	United States Treasury Bond 2.500%, 2/15/2045	(1,350,000)
	United States Treasury Note
(2,000,000)	2.000%, 5/31/2021	(2,021,562)
(4,000,000)	1.875%, 11/30/2021	(3,999,376)
(5,000,000)	2.250%, 11/15/2024	(5,023,045)

	TOTAL U.S. TREASURY SECURITIES (Proceeds $12,305,224)	(12,393,983)

	TOTAL SECURITIES SOLD SHORT (Proceeds $25,528,454)	$(24,795,423)

PLC – Public Limited Company

*	Non-income producing security.
[1]	Callable.
[2]	Foreign security denominated in U.S. Dollars.
[3]	All or a portion of this security is segregated as collateral for securities sold short.
[4]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $8,860,484.

[5]	Variable, floating, or step rate security.
[6]	Security is in default.
[7]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
SUMMARY OF INVESTMENTS
As of November 30, 2015

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financials	10.3%
Consumer Discretionary	7.6%
Materials	5.3%
Consumer Staples	4.1%
Communications	2.9%
Utilities	1.5%
Industrials	1.4%
Energy	1.1%
Total Corporate Bonds	34.2%
Municipal Bonds
Tobacco Settlement	22.4%
Development	15.6%
General	14.9%
Water	8.7%
Transportation	7.6%
Medical	6.8%
Power	3.9%
Airport	1.7%
General Obligation	1.5%
Pollution	1.3%
Facilities	1.2%
Higher Education	1.0%
Total Municipal Bonds	86.6%
Preferred Stocks
Financials	1.1%
Total Preferred Stocks	1.1%
Short-Term Investments	10.6%
Total Investments	132.5%
Liabilities in Excess of other assets	(32.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2015

Assets:
Investments, at value (cost $68,852,342)	$66,364,964
Cash	712
Segregated cash at Broker	7,558,744
Receivables:
Fund shares sold	44,501
Dividends and interest	1,183,442
Due from Advisor	18,984
Prepaid expenses	28,229
Total assets	75,199,576

Liabilities:
Securities sold short, at value (proceeds $25,528,454)	24,795,423
Payables:
Fund shares redeemed	24,986
Shareholder servicing fees (Note 7)	1,674
Distribution fees (Note 8)	1,154
Interest on securities sold short	195,456
Interest expense	30,275
Auditing fees	15,002
Fund accounting fees	11,755
Transfer agent fees and expenses	9,923
Fund administration fees	5,996
Custody fees	4,587
Trustees' fees and expenses	610
Chief Compliance Officer fees	573
Accrued other expenses	10,117
Total liabilities	25,107,531

Net Assets	$50,092,045

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of November 30, 2015

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$51,943,836
Accumulated net investment income	202,413
Accumulated net realized loss on investments and securities sold short	(299,857)
Net unrealized appreciation (depreciation) on:
Investments	(2,487,378)
Securities sold short	733,031
Net Assets	$50,092,045

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$5,627,453
Shares of beneficial interest issued and outstanding	536,964
Offering and redemption price per share	$10.48

Institutional Class Shares:
Net assets applicable to shares outstanding	$44,464,592
Shares of beneficial interest issued and outstanding	4,241,323
Offering and redemption price per share	$10.48

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2015

Investment Income:
Interest	$2,959,627
Dividends	30,332
Total investment income	2,989,959

Expenses:
Interest on securities sold short	760,509
Advisory fees	503,640
Interest expense	286,555
Fund accounting fees	80,095
Fund administration fees	67,307
Transfer agent fees and expenses	58,449
Shareholder servicing fees (Note 7)	50,293
Registration fees	37,943
Shareholder reporting fees	16,937
Distribution fees (Note 8)	16,605
Custody fees	14,063
Auditing fees	14,046
Legal fees	11,196
Chief Compliance Officer fees	10,762
Miscellaneous	7,907
Trustees' fees and expenses	6,501
Offering costs	1,162
Insurance fees	1,133
Total expenses	1,945,103
Advisory fees waived	(181,465)
Net expenses	1,763,638
Net investment income	1,226,321

Realized and Unrealized Gain (Loss) on Investments and Securities Sold Short
Net realized gain (loss) on investments
Investments	(881,399)
Securities sold short	552,662
Net realized loss	(328,737)
Net change in unrealized appreciation/depreciation on:
Investments	(3,194,870)
Securities sold short	1,029,083
Net change in unrealized appreciation/depreciation	(2,165,787)
Net increase from payments by affiliates (Note 3)	43,783
Net realized and unrealized loss on investments and securities sold short	(2,450,741)

Net Decrease in Net Assets from Operations	$(1,224,420)

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2015	For the Period December 12, 2013* through November 30, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,226,321	$542,112
Net realized loss on investments and securities sold short	(328,737)	(14,903)
Net change in unrealized appreciation/depreciation on investments and securities sold short	(2,165,787)	411,440
Net increase from payments by affiliates (Note 3)	43,783	−
Net increase (decrease) in net assets resulting from operations	(1,224,420)	938,649

Distributions to Shareholders:
From net investment income:
Investor Class	(141,610)	(64,124)
Institutional Class	(1,027,760)	(353,419)
Total distributions to shareholders	(1,169,370)	(417,543)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	6,007,320	6,579,415
Institutional Class	25,076,253	36,462,484
Reinvestment of distributions:
Investor Class	141,610	64,124
Institutional Class	1,015,750	352,310
Cost of shares redeemed:
Investor Class[1]	(6,189,194)	(789,156)
Institutional Class[2]	(13,955,518)	(2,800,669)
Net increase in net assets from capital transactions	12,096,221	39,868,508

Total increase in net assets	9,702,431	40,389,614

Net Assets:
Beginning of period	40,389,614	−
End of period	$50,092,045	$40,389,614

Accumulated net investment income	$202,413	$146,720

Capital Share Transactions:
Shares sold:
Investor Class	560,850	610,380
Institutional Class	2,315,474	3,376,073
Shares reinvested:
Investor Class	13,299	5,885
Institutional Class	95,573	32,291
Shares redeemed:
Investor Class	(580,904)	(72,546)
Institutional Class	(1,320,035)	(258,053)
Net increase in capital share transactions	1,084,257	3,694,030

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $2 and $0, respectively.
[2]	Net of redemption fee proceeds of $1,864 and $128, respectively.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF CASH FLOWS
For the Year Ended November 30, 2015

Increase (Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(1,224,420)
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(57,449,205)
Sales of long-term portfolio investments	29,526,588
Proceeds from securities sold short	31,428,761
Cover short securities	(18,410,560)
Sales of short-term investments, net	5,180,516
Consent payment income received	2,500
Increase in cash deposited with broker for securities sold short	(2,096,245)
Increase in dividends and interest receivable	(630,144)
Increase in due from advisor	(18,984)
Decrease in prepaid expenses	2,744
Decrease in prepaid offering costs	1,193
Decrease in advisory fees	(16,294)
Increase in interest on securities sold short	108,834
Increase in accrued expenses	28,977
Net amortization on investments	114,591
Net realized loss	328,737
Net change in unrealized appreciation/depreciation	2,165,787
Net cash used for operating activities	(10,956,624)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	31,089,072
Cost of shares redeemed	(20,119,726)
Dividends paid to shareholders, net of reinvestments	(12,010)
Net cash provided by financing activities	10,957,336

Net increase in cash	712

Cash:
Beginning of period	−
End of period	$712

Non cash financing activities not included herein consist of $1,157,360 of reinvested dividends.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2015		For the Period December 12, 2013* through November 30, 2014

Net asset value, beginning of period	$10.93		$10.00
Income from Investment Operations:
Net investment income[1]	0.24		0.23
Net realized and unrealized gain (loss) on investments	(0.46)		0.84
Total from investment operations	(0.22)		1.07

Less Distributions:
From net investment income	(0.23)		(0.14)

Redemption fee proceeds[1]	−	[2]	−

Net asset value, end of period	$10.48		$10.93

Total return	(2.04)%		10.68%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,627		$5,943

Ratio of expenses to average net assets:
Before fees waived	4.08%		4.12%	[4]
After fees waived	3.72%		3.08%	[4]
Ratio of expenses to average net assets:
(excluding interest expense and interest on securities sold short)
After fees waived	1.64%		1.64%	[4]
Ratio of net investment income to average net assets:
After fees waived	2.22%		2.21%	[4]

Portfolio turnover rate	64%		95%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2015		For the Period December 12, 2013* through November 30, 2014

Net asset value, beginning of period	$10.93		$10.00
Income from Investment Operations:
Net investment income[1]	0.26		0.26
Net realized and unrealized gain (loss) on investments	(0.45)		0.82
Total from investment operations	(0.19)		1.08

Less Distributions:
From net investment income	(0.26)		(0.15)

Redemption fee proceeds[1]	−	[2]	−	[2]

Net asset value, end of period	$10.48		$10.93

Total return	(1.80)%		10.83%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44,465		$34,447

Ratio of expenses to average net assets:
Before fees waived	3.83%		3.87%	[4]
After fees waived	3.47%		2.83%	[4]
Ratio of expenses to average net assets:
(excluding interest expense and interest on securities sold short)
After fees waived	1.39%		1.39%	[4]
Ratio of net investment income to average net assets:
After fees waived	2.47%		2.46%	[4]

Portfolio turnover rate	64%		95%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2015

Note 1 – Organization
Cedar Ridge Unconstrained Credit Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek capital appreciation and income. The Fund commenced investment operations on December 12, 2013, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946
“Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities, including commercial paper, with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2015

(b) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(c) Municipal Bonds
Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). Municipal bonds may be issued as taxable securities, or as federally tax-exempt securities. States, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions for the Fund and the Trading Entities are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2015

The Fund incurred offering costs of approximately $36,652, which were amortized over a one-year period from December 12, 2013 (commencement of operations).

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Cedar Ridge Partners, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.64% of the average daily net assets of Investor Class shares of the Fund and 1.39% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until April 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2015

For the year ended November 30, 2015, the Advisor waived a portion of its advisory fees totaling $181,465. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At November 30, 2015, the amount of these potentially recoverable expenses was $413,320. The Advisor may recapture all or a portion of this amount no later than November 30, of the years stated below:

2017	$ 231,855
2018	181,465

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, N.A. serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended November 30, 2015, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2015, are reported on the Statement of Operations.

An affiliate reimbursed the Fund $43,783 for losses on transactions not meeting the investment guidelines for the Fund. The amount of the reimbursement had no impact to the Fund’s NAV.

During the year ended November 30, 2015, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act:

Purchases	Sales
$6,222,012	$669,954

Note 4 – Federal Income Taxes
At November 30, 2015, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$69,055,171

Gross unrealized appreciation	$1,343,124
Gross unrealized depreciation	(4,033,331)
Net unrealized depreciation on investments	$(2,690,207)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2015

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$1,258	$(1,258)	$-

As of November 30, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed tax-exempt income	202,413
Undistributed long-term capital gains	-
Tax accumulated earnings	202,413

Accumulated capital and other losses	(97,028)
Unrealized appreciation on securities sold short	733,031
Unrealized depreciation on investments	(2,690,207)
Total accumulated deficit	$(1,851,791)

The tax character of the distribution paid during the fiscal year ended November 30, 2015, and November 30, 2014 were as follows:

Distributions paid from:	2015	2014
Ordinary income	$220,721	$417,543
Net long-term capital gains	-	-
Total taxable distributions	$220,721	$417,543

Tax-exempt distributions	948,649	-
Total distributions paid	$1,169,370	$417,543

At November 30, 2015, the Cedar Ridge Unconstrained Credit Fund had $97,028 of accumulated short-term capital loss carryforward which is not subject to expiration. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

For Federal income tax purposes, the Cedar Ridge Unconstrained Fund designates tax-exempt dividends of $948,649, or the amount determined to be necessary, for the year ended November 30, 2015

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended November 30, 2015, the Fund received $1,866 in redemption fees.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2015

Note 6 – Investment Transactions
For the year ended November 30, 2015, purchases and sales of investments, excluding short-term investments, were $57,449,205 and $29,526,588, respectively. Proceeds from securities sold short and cover short securities were $31,428,761 and $18,410,560, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended November 30, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

For the year ended November 30, 2015, distribution fees incurred with respect to Investor Class shares are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2015

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Corporate Bonds**	$-	$17,139,922	$-	$17,139,922
Municipal Bonds**	-	43,359,532	-	43,359,532
Preferred Stocks**	571,607	-	-	571,607
Short-Term Investments	5,293,903	-	-	5,293,903
Total Assets	$5,865,510	$60,499,454	$-	$66,364,964

Liabilities
Securities Sold Short
Corporate Bonds**	$-	$12,401,440	$-	$12,401,440
U.S. Treasury Securities	-	12,393,983	-	12,393,983
Total Liabilities	$-	$24,795,423	$-	$24,795,423

*	The Fund did not hold any Level 3 securities at period end.
**
All corporate and municipal bonds held in the Fund are Level 2 securities and all preferred stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2015

Note 11 - Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust II

We have audited the accompanying statement of assets and liabilities of Cedar Ridge Unconstrained Credit Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of November 30, 2015, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period December 12, 2013 (commencement of operations) to November 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cedar Ridge Unconstrained Credit Fund as of November 30, 2015, and the results of its operations and cash flows for the year then ended, the changes in its net assets and its financial highlights for the year then ended and the period December 12, 2013 to November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2016

Cedar Ridge Unconstrained Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 550-5090. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	13	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008-present). Director, Managed Accounts, Merrill Lynch (2007-2008).	13	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors (2001-present), a family office.	13	None.
Interested Trustees:
John P. Zader a ‡ (born 1961) Trustee	Since September 2013	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (2006-June 2014).	13	Investment Managers Series Trust, a registered investment company (includes 77 portfolios).
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since September 2013	Chairman (2016-present), and President, Mutual Fund Administration, LLC, co-administrator for the Fund (2006-2015).	13	Investment Managers Series Trust, a registered investment company (includes 77 portfolios).
Officers of the Trust:
Terrance P. Gallagher, [a] (born 1958) Chief Executive Officer and President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A

Cedar Ridge Unconstrained Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Rita Dam [b] (born 1966) Chief Financial Officer, Treasurer and Assistant Secretary	Since September 2013	Co-CEO (2016 – present), and Vice President, Mutual Fund Administration, LLC , co-administrator for the Fund (2006-2015).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since September 2013	Co-CEO (2016 – present), and Vice President, Mutual Fund Administration, LLC , co-administrator for the Fund (2006-2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since September 2013
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Cedar Ridge Unconstrained Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on October 19-20, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Cedar Ridge Partners, LLC (the “Investment Advisor”) with respect to the Cedar Ridge Unconstrained Credit Fund series of the Trust (the “Fund”). In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Barclays U.S. Aggregate Bond Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Long/Short Credit fund universe (the “Performance Universe”) for the one-year period ended July 31, 2015; and reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Nontraditional Bond fund universe (the “Expense Universe”). The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board regarding the Investment Advisor during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the annualized total return of the Fund for the one-year period was below the return of the Barclays U.S. Aggregate Bond Index by 3.69% and below the median returns of the Performance Peer Group and the Performance Universe by 1.25%. In reviewing the Fund’s performance, the Board considered the Investment Advisor’s observations that the funds in the Performance Peer Group and Performance Universe differ from the Fund in that many of those funds do not actually sell securities short, although they may replicate short exposure through derivatives; over 100% of the Fund’s net assets is invested in U.S. securities, while some of the other funds invest less than half of their assets in U.S. securities; and most of the other funds have little or no exposure to U.S. municipal bonds, while over half of the Fund’s assets are invested in such securities. The Board also considered Morningstar’s assessment that the comparison to the Performance Peer Group and Performance Universe are the most relevant measures of the Fund’s performance, and that in 2014, the Fund significantly outperformed the benchmark and was in the top percentile of funds in the Performance Universe.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Cedar Ridge Unconstrained Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
The meeting materials indicated that the Fund’s investment advisory fee (gross of fee waivers) was above the medians of the Expense Peer Group and the Expense Universe by 0.05% and 0.35%, respectively. The Board noted, however, that the Investment Advisor had waived a portion of its advisory fees with respect to the Fund, and that the Fund’s net advisory fee was therefore lower than its gross advisory fee. The Board also observed that the advisory fee paid by the Fund is lower than the advisory fee the Investment Advisor charges a private investment fund it manages using a similar strategy to that of the Fund, noting that the private investment fund pays a performance-based fee in addition to an asset-based fee. The total expenses (net of fee waivers) paid by the Fund were above the medians of the Expense Peer Group and the Expense Universe by 0.04% and 0.49%, respectively. The Board noted, however, that the asset size of the Fund was smaller than the average asset sizes of funds in the Expense Peer Group and Expense Universe.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended July 31, 2015, noting that the Investment Advisor had waived a portion of its advisory fee and had not realized a profit. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees), including research services made available to it by broker-dealers that provide execution services to the Fund, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was relatively small and was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement. The Trustees noted, however, that the Investment Advisor’s response to comments by staff of the Securities and Exchange Commission following an examination of the Investment Advisor by the staff had not yet been finalized. The Trustees determined to renew the Advisory Agreement until January 31, 2016, and to consider approval of the Advisory Agreement for a one-year period at their next in-person meeting, after they had reviewed the final response from the Investment Advisor.

Cedar Ridge Unconstrained Credit Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Investor Class shares; and (2) ongoing costs, including management fees; distribution fees (Investor Class shares only) and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	6/1/15	11/30/15	6/1/15 – 11/30/15
Investor Class
Actual Performance	$1,000.00	$984.80	$21.52
Hypothetical (5% annual return before expenses)	1,000.00	1,003.38	21.72
Institutional Class
Actual Performance	1,000.00	986.00	20.08
Hypothetical (5% annual return before expenses)	1,000.00	1,004.84	20.27

*
Expenses are equal to the Fund’s annualized expense ratios of 3.72% and 3.47% for Investor Class and Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 183/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Cedar Ridge Unconstrained Credit Fund
a series of Investment Managers Series Trust II

Investment Advisor
Cedar Ridge Partners, LLC
45 East Putnam Avenue, Suite 124
Greenwich, Connecticut 06830

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Cedar Ridge Unconstrained Credit Fund - Investor Class	CRUPX	461 41T 208
Cedar Ridge Unconstrained Credit Fund - Institutional Class	CRUMX	461 41T 109

Privacy Principles of the Cedar Ridge Unconstrained Credit Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Cedar Ridge Unconstrained Credit Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (855) 550-5090 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (855) 550-5090 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund (toll-free) at (855) 550-5090. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Cedar Ridge Unconstrained Credit Fund
P.O. Box 2175
Milwaukee, WI 53201
(855) 550-5090

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-550-5090.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 9, 2015.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	2/5/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	2/5/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/5/2016